================================================================================



                                 GS ESCROW CORP.


                           to be merged with and into


                           GOLDEN STATE HOLDINGS INC.
                                     Issuer


                                       and


                              THE BANK OF NEW YORK
                                     Trustee

                      -------------------------------------


                          SECOND SUPPLEMENTAL INDENTURE


                           Dated as of August 6, 1998

                      -------------------------------------


                          6 3/4% Senior Notes Due 2001


================================================================================

     SECOND SUPPLEMENTAL INDENTURE (this "Second Supplemental Indenture"), dated as of August 6, 1998, between GS ESCROW CORP., a Delaware corporation (the "Issuer"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Trustee").

     WHEREAS the Issuer has executed and delivered to the Trustee an Indenture, dated as of August 6, 1998, as amended by the First Supplemental Indenture, dated August 6, 1998, the "Original Indenture", providing for the issuance and sale by the Issuer from time to time of its senior debt securities (the "Securities"), which term shall include any Securities issued under the Indenture (as defined below) after the date hereof;

     WHEREAS Section 9.01(5) of the Indenture permits the Issuer and the Trustee, at any time and from time to time, to enter into one or more indentures supplemental to the Indenture for the purpose of establishing any form of Security and providing for the issuance of any series of Securities, as provided in Article II of the Indenture, and setting forth the terms thereof, and/or adding to the rights of the Holders of the Securities of any series;

     WHEREAS the Issuer proposes in and by this Second Supplemental Indenture to supplement and amend the Original Indenture (as so amended, the "Indenture") in certain respects to establish a series of Securities issued pursuant to the Indenture designated as the 6 3/4% Senior Notes Due 2001 limited in aggregate principal amount to $350,000,000 (the "Initial Notes") and, if and when issued pursuant to an Exchange Offer or a Private Exchange (each as defined in Appendix A hereto) for a like principal amount of the Initial Notes, the Issuer's 6 3/4% Senior Notes due 2001 (the "Exchange Notes") (the Initial Notes and the Exchange Notes together shall constitute one series of Securities for purposes of the Indenture and are sometimes referred to herein as the "Notes"); and

     WHEREAS the Issuer has requested that the Trustee execute and deliver this Second Supplemental Indenture and has certified that all requirements necessary to make this Second Supplemental Indenture a valid instrument in accordance with its terms have been satisfied, and that the execution and delivery of this Second Supplemental Indenture has been duly authorized in all respects.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer and the Trustee hereby covenant and agree for the equal and ratable benefit of the holders of that series of Securities which consists of Initial Notes and Exchange Notes as follows:

     1. Creation of Series of Securities. Pursuant to Section 2.03 of the Indenture, there is hereby created a new series of Securities designated as the "6 3/4%

Senior Notes Due 2001" limited in aggregate principal amount to $350,000,000 and consisting of the Initial Notes and the Exchange Notes. The Initial Notes and the Exchange Notes together shall constitute one series of Securities for purposes of the Indenture.

     2. Form, Terms, Issuance and Transfer of Securities. Provisions relating to the Initial Notes and the Exchange Notes are set forth in Appendix A hereto, which is hereby incorporated in and expressly made a part of this Second Supplemental Indenture. The Initial Notes shall be substantially in the form annexed hereto as Exhibit A. The terms and provisions contained in the form of the Initial Notes annexed hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Second Supplemental Indenture. The Exchange Notes shall be substantially in the form annexed hereto as Exhibit B. The terms and provisions contained in the form of the Exchange Notes annexed hereto as Exhibit B shall constitute, and are hereby expressly made, a part of this Second Supplemental Indenture. To the extent applicable, the Issuer and the Trustee, by their execution and delivery of this Second Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

     3. Applicability of Defined Terms and Provisions. The definitions of terms defined in, and the provisions set forth in, this Second Supplemental Indenture and the Appendix and Exhibits attached hereto, shall apply only to the series of Securities established pursuant to this Second Supplemental Indenture.

     4. This Second Supplemental Indenture. This Second Supplemental Indenture, together with the Appendix and the Exhibits hereto shall be construed as supplemental to the Indenture and shall form a part of it. The Indenture is hereby incorporated by reference herein and, except as expressly amended hereby, is hereby ratified, approved and confirmed and all terms, conditions and provisions thereof shall remain in full force and effect.

     5. GOVERNING LAW. THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     6. Counterparts. This Second Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     7. Headings. The headings of this Second Supplemental Indenture are for reference only and shall not limit or otherwise affect the meaning hereof.

     8. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Issuer, and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture.

     9. Separability. In case any one or more of the provisions contained in this Second Supplemental Indenture or in the series of Securities created hereby shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of the Second Supplemental Indenture or of such series of Securities, but this Second Supplemental Indenture and such series of the Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed by their respective authorized officers as of the date first written above.

                                         GS ESCROW CORP.


                                         By ___________________________________
                                            Name:
                                            Title:


                                         THE BANK OF NEW YORK, as Trustee


                                         By ___________________________________
                                            Name:
                                            Title:

                                                            APPENDIX A TO SECOND
                                                          SUPPLEMENTAL INDENTURE


                                 GS ESCROW CORP.

                          6 3/4% SENIOR NOTES DUE 2001


           FOR OFFERINGS TO QUALIFIED INSTITUTIONAL BUYERS PURSUANT TO
            RULE 144A, TO CERTAIN PERSONS IN OFFSHORE TRANSACTIONS IN
             RELIANCE ON REGULATION S AND, SUBJECT TO THE APPLICABLE
                 PURCHASE AGREEMENT, TO INSTITUTIONAL ACCREDITED
                                   INVESTORS.

                      PROVISIONS RELATING TO INITIAL NOTES
                               AND EXCHANGE NOTES

     1.  Definitions

     1.1 Definitions.

         (a) Capitalized terms used herein and not defined have the meaning ascribed to such terms in the Indenture, including the Second Supplemental Indenture to which this Appendix A is attached (the "Applicable Supplemental Indenture").

         (b) For the purposes of this Appendix A the following terms shall have the meanings indicated below:

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Temporary Regulation S Global Note or beneficial interest therein, the rules and procedures of the Depository, Euroclear and Cedel for such Global Note, in each case to the extent applicable to such transaction and as in effect from time to time.

         "Cedel" means Cedel Bank, S.A., or any successor securities clearing agency.

         "Definitive Security" means a certificated Initial Note or Exchange Note bearing, if required, the restricted securities legend set forth in Section 2.3(e).

         "Euroclear" means the Euroclear Clearance System or any successor securities clearing agency.

         "Exchange Offer" means an offer by the Issuer pursuant to the Registration Agreement or otherwise, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for the Initial Notes, a like aggregate principal amount of Exchange Notes registered under the Securities Act.

         "Exchange Offer Registration Statement" means a registration statement of the Issuer on an appropriate form under the Securities Act with respect to the

Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "IAI" means an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

         "Initial Purchasers" means Salomon Brothers Inc., Goldman, Sachs & Co., Bear, Stearns & Co., Inc., Chase Securities Inc., Lehman Brothers Inc. and NationsBanc Montgomery Securities LLC.

         "Private Exchange" means the offer by the Issuer, pursuant to Section 1 of the Registration Agreement, or pursuant to any similar provision of any other Registration Agreement, to issue and deliver to certain purchasers, in exchange for the Initial Notes held by such purchasers as part of their initial distribution, a like aggregate principal amount of Private Exchange Notes.

         "Private Exchange Notes" means the 6 3/4% Senior Notes Due 2001 to be issued pursuant to this Indenture in connection with a Private Exchange pursuant to a Registration Agreement.

         "Purchase Agreement" means the Purchase Agreement, dated July 30, 1998, between the Issuer and the Initial Purchasers relating to the Initial Notes, or any similar agreement relating to any future sale of Initial Notes by the Issuer.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "Registration Agreement" means the Registration Agreement dated July 30, 1998 among Escrow Corp., Golden State Holdings and the Initial Purchasers relating to the Initial Securities.

         "Securities Custodian" means the custodian with respect to a Global Security (as appointed by the Depository), or any successor person thereto who shall initially be the Trustee.

         "Shelf Registration Statement" means a registration statement issued by the Issuer in connection with the offer and sale of Initial Notes or Exchange Notes pursuant to the Registration Agreement.

         "Transfer Restricted Securities" means Definitive Securities and any other Securities that bear or are required to bear the legend set forth in
Section 2.3(e) hereto.

     1.2 Other Definitions.

                                                                     Defined in
                  Term                                                Section:
                  ----                                               ----------
"Agent Members"........................................................ 2.1(b)
"Global Security"...................................................... 2.1(a)
"Permanent Regulation S Global Security"............................... 2.1(a)
"Regulation S" ........................................................ 2.1
"Restricted Period".................................................... 2.1(a)
"Rule 144A"............................................................ 2.1
"Rule 144A Global Security"............................................ 2.1(a)
"Temporary Regulation S Global Security"............................... 2.1(a)

     2. The Notes

     2.1 Form and Dating.

         The Initial Notes will be offered and sold by the Issuer, from time to time, pursuant to one or more Purchase Agreements. The Initial Notes will be resold, initially only to QIBs in reliance on Rule 144A under the Securities Act ("Rule 144A") and in reliance on Regulation S under the Securities Act ("Regulation S"). Initial Notes may thereafter be transferred to, among others, QIBs, purchasers in reliance on Regulation S and IAIs under Rule 501(a)(1),(2),(3) or (7) under the Securities Act.

         (a) Global Securities. Rule 144A Notes shall be issued initially in the form of one or more permanent global Notes in definitive, fully registered form (collectively, the "Rule 144A Global Security") and Regulation S Notes shall be issued initially in the form of one or more temporary global Notes (collectively, the "Temporary Regulation S Global Security"), in each case without interest coupons with the global securities legend and restricted securities legend set forth in Exhibit A to the Applicable Supplemental Indenture, which shall be deposited on behalf of the purchasers of the Initial Notes represented thereby with the Securities Custodian, and registered in the name of the Depository or a nominee of the Depository, duly executed by the Issuer and authenticated by the Trustee as provided in the Indenture. Beneficial ownership interests in the Temporary Regulation S Global Security will not be exchangeable for interests in the Rule 144A Global Security, a permanent global security (the "Permanent Regulation S Global Security"), or any other security without a legend containing restrictions on transfer of such Note prior to the expiration of the 40-day distribution compliance period as set forth under Rule 9.03(b) (the "Restricted Period") under the Securities Act and then only upon certification in form reasonably satisfactory to the Trustee that beneficial ownership interests in such Temporary Regulation S Global Security are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act. The Rule 144A Global Securities, Temporary Regulation S Global Security and Permanent Regulation S Global Security are collectively referred to herein as "Global Securities." The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

         (b) Book-Entry Provisions. This Section 2.1(b) shall apply only to a Global Security deposited with or on behalf of the Depository.

         The Issuer shall execute and the Trustee shall, in accordance with this
Section 2.1(b) and pursuant to an Issuer Order, authenticate and make available for delivery initially one or more Global Securities that (a) shall be registered in the name of the Depository for such Global Security or Global Securities or the nominee of such Depository and (b) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions or held by the Trustee as Securities Custodian.

         Members of, or participants in, the Depository ("Agent Members") shall have no rights under the Indenture with respect to any Global Security held on their behalf by the Depository or by the Trustee as Securities Custodian or under such Global Security, and the Depository may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

         (c) Definitive Securities. Except as provided in Section 2.3 or 2.4, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Notes.

     2.2 Authentication. The Trustee shall authenticate and make available for delivery: (1) Initial Notes for original issue in an aggregate principal amount of $350,000,000 and (2) Exchange Notes for issue from time to time only in an Exchange Offer or a Private Exchange pursuant to a Registration Agreement, for a like principal amount of Initial Notes, upon an Issuer Order. Such order shall specify the amount of the Notes to be authenticated and the date on which the original issue of Notes is to be authenticated and, if such order is being delivered other than on the Issue Date, whether the Notes are to be Initial Notes or Exchange Notes. The aggregate principal amount of Notes Outstanding at any time may not exceed the amount set forth in the first sentence of this
Section 2.2, except as provided in Section 2.10 of the Indenture.

     2.3 Transfer and Exchange.

         (a) Transfer and Exchange of Definitive Securities. When Definitive Securities are presented to the Registrar or a co-registrar with a request for transfer or exchange, the Registrar or co-registrar shall register the transfer or make the exchange as provided in Section 2.09 of the Indenture; provided, however, that the Definitive Securities surrendered for transfer or exchange:

          (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Issuer and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

          (ii) are being transferred or exchanged pursuant to an effective registration statement under the Securities Act, pursuant to Section 2.3(b) or pursuant to clause (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

               (A) if such Definitive Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth in the Definitive Security); or

               (B) if such Definitive Securities are being transferred to the Issuer, a certification to that effect (in the form set forth in the Definitive Security); or

               (C) if such Definitive Securities are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act, (i) a certification to that effect and (ii) if the Issuer so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.3(e)(i).

         (b) Restrictions on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Definitive Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Issuer and the Registrar or co-registrar, together with:

          (i) certification (in the form set forth in the Definitive Security) that such Definitive Security is being transferred (A) to a QIB in accordance with Rule 144A, (B) to an IAI that has furnished to the Trustee a signed letter or (C) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 904 under the Securities Act; and

          (ii) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depository account to be credited with such increase;

then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Custodian, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Definitive Security so canceled. If no Global Securities are then outstanding and the Global Security has not been previously exchanged pursuant to Section 2.4, the Issuer shall issue and the Trustee shall authenticate, upon written order of the Issuer in the form of an Officers' Certificate, a new Global Security in the appropriate principal amount.

         (c) Transfer and Exchange of Global Securities. (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depository, in accordance with the Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor. A transferor of a beneficial interest in a Global Security shall deliver a written order given in accordance with the Depository's procedures containing information regarding the participant account of the Depository to be credited with a beneficial interest in the Global Security and such account shall be credited in accordance with such instructions with a beneficial interest in the Global Security and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Security being transferred. In the case of a transfer of a beneficial interest in a Global Security to an IAI, the transferee must furnish a signed letter to the Trustee containing certain representations and agreements (the form of which letter can be obtained from the Trustee or the Issuer).

          (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of Global Security from which such interest is being transferred.

          (iii) Notwithstanding any other provisions of this Appendix A (other than the provisions set forth in Section 2.4), a Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

          (iv) In the event that a Global Security is exchanged for Notes in definitive registered form pursuant to Section 2.4 prior to the consummation of an Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Notes, such Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Initial Notes intended to ensure that such transfers comply with Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Issuer.

         (d) Restrictions on Transfer of Temporary Regulation S Global Securities. During the Restricted Period, beneficial ownership interests in Temporary Regulation S Global Securities may only be sold, pledged or transferred through Euroclear or Cedel in accordance with the Applicable Procedures and only (i) to the Issuer, (ii) so long as such security is eligible for resale pursuant to Rule 144A, to a person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (iii) in an offshore transaction in accordance with Regulation S, (iv) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act, or
(v) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. During the Restricted Period, interests in the Temporary Regulation S Global Security may not be transferred to institutions that are "Accredited Investors" (but not QIBs) as defined in Rule 501(a)(1), (2), (3) or
(7) under the Securities Act.

          (e) Legend.

          (i) Except as permitted by the following paragraphs (ii), (iii) and
     (iv), each Note certificate evidencing the Global Securities and the Definitive Securities (and all Notes issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:

     "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS NOTE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED UNTIL THE SECOND ANNIVERSARY OF THIS NOTE'S DATE OF ORIGINAL ISSUANCE

     OTHER THAN (1) TO THE ISSUER, (2) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS NOTE), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS NOTE) PROVIDED THAT A CERTIFICATE WHICH MAY BE OBTAINED FROM THE ISSUER IS DELIVERED BY CERTAIN TRANSFEREES SPECIFIED IN THE INDENTURE TO THE ISSUER, (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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b) OF REGULATION S UNDER THE SECURITIES ACT)), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS NOTE AGREES IT WILL FURNISH TO THE ISSUER AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS NOTE COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES

     ACT AND THAT IT IS HOLDING THIS NOTE FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT."

          Each Definitive Security will also bear the following additional legend:

     "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

          (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act:

               (A) in the case of any Transfer Restricted Security that is a Definitive Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Security; and

               (B) in the case of any Transfer Restricted Security that is represented by a Global Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Security, in either case, if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Note).

          (iii) After a transfer of any Initial Notes during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Notes, all requirements pertaining to legends on such Initial Note will cease to apply, the requirements requiring that any such Initial Note be issued in global form will cease to apply, and an Initial Note in certificated or global form without legends will be available to the transferee of the Holder of such Initial Notes upon exchange of such transferring Holder's certificated Initial Note. Upon the occurrence of any of the circumstances described in this paragraph, the Issuer will deliver an Officers' Certificate to the Trustee instructing the Trustee to issue Notes without legends.

          (iv) Upon the consummation of an Exchange Offer with respect to the Initial Notes pursuant to which certain Holders of such Initial Notes are offered Exchange Notes in exchange for their Initial Notes, all requirements pertaining to such Initial Notes that Initial Notes be issued in global form will cease to apply, and certificated Initial Notes with the restricted securities legend set forth in Exhibit A to the Applicable Supplemental Indenture will be available to Holders of such Initial Notes that do not exchange their Initial Notes, and Exchange Notes in certificated or global form will be available to Holders that exchange such Initial Notes in such Exchange Offer. Upon the occurrence of any of the circumstances described in this paragraph, the Issuer will deliver an Officers' Certificate to the Trustee instructing the Trustee to issue Securities without legends.

          (v) Upon the consummation of a Private Exchange with respect to the Initial Notes pursuant to which Holders of such Initial Notes are offered Private Exchange Notes in exchange for their Initial Notes, all requirements pertaining to such Initial Notes that Initial Notes issued to certain Holders be issued in global form will continue to apply, and Private Exchange Notes in global form will be available to Holders that exchange such Initial Notes in such Private Exchange.

         (f) Cancelation or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for certificated or Definitive Securities, redeemed, repurchased or canceled, such Global Security shall be returned by the Depository to the Trustee for cancelation or retained and canceled by the Trustee. At any time prior to such cancelation, if any beneficial interest in a Global Security is exchanged for certificated or Definitive Securities, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

         (g) Obligations with Respect to Transfers and Exchanges of Securities. Terms and provisions for registration of transfer or exchange of the Notes shall be as set forth in Section 2.09 of the Indenture.

         (h) No Obligation of the Trustee.

          (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depository or any other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to the registered Holders (which shall be the Depository or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.

          (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depository participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     2.4 Certificated Securities.

         (a) A Global Security deposited with the Depository or with the Trustee as Securities Custodian pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of certificated Notes in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section
2.3 and (i) the Depository notifies the Issuer that it is unwilling or unable to continue as a Depository for such Global Security or if at any time the Depository ceases to be a "clearing agency" registered under the Exchange Act, and a successor depositary is not appointed by the Issuer within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing or (iii) the Issuer, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of certificated Securities under the Indenture.

         (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depository to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of certificated Notes of authorized denominations. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depository shall direct. Any certificated Initial Note delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.3(e), bear the restricted securities legend set forth in Exhibit A to the Applicable Supplemental Indenture.

         (c) Subject to the provisions of Section 2.4(b), the registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

         (d) In the event of the occurrence of either of the events specified in
Section 2.4(a)(i), (ii) or (iii), the Issuer will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form without interest coupons.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed by their respective authorized officers as of the date first written above.

                                         GS ESCROW CORP.


                                         By /s/ Glenn Dickes
                                            -----------------------------------
                                            Name: Glenn P. Dickes
                                            Title: Vice President and Secretary


                                         THE BANK OF NEW YORK, as Trustee


                                         By /s/ Robert A. Massimillo
                                            -----------------------------------
                                            Name: Robert Massimillo
                                            Title: Assistant Vice President

                                                             EXHIBIT A TO SECOND
                                                          SUPPLEMENTAL INDENTURE






                         [FORM OF FACE OF INITIAL NOTE]

                           [Global Securities Legend]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                         [Restricted Securities Legend]

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS NOTE MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED UNTIL THE SECOND ANNIVERSARY OF THIS NOTE'S DATE OF ORIGINAL ISSUANCE OTHER THAN (1) TO THE ISSUER, (2) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS NOTE), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS

INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS NOTE) PROVIDED THAT A CERTIFICATE WHICH MAY BE OBTAINED FROM THE ISSUER IS DELIVERED BY CERTAIN TRANSFEREES SPECIFIED IN THE INDENTURE TO THE ISSUER, (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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b) OF REGULATION S UNDER THE SECURITIES ACT)), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR
(6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS NOTE AGREES IT WILL FURNISH TO THE ISSUER AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS NOTE COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1),
(2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS NOTE FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.

                         [Definitive Securities Legend]

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                         [FORM OF FACE OF INITIAL NOTE]

No.                                                                           $

                                 GS ESCROW CORP.

                           6 3/4% Senior Note due 2001

                                                                       CUSIP No.

         GS Escrow Corp., a Delaware corporation, promises to pay to           ,
or registered assigns, the principal sum of         Dollars on August 1, 2001.

         Interest Payment Dates: February 1 and August 1, commencing February 1, 1999.

         Record Dates: January 15 and July 15.

         Additional provisions of this Note are set forth on the other side of this Note.


         IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.



                                                 GS ESCROW CORP.



                                                  By: _________________________
                                                      Name:
                                                      Title:



                                                  By: _________________________
                                                      Name:
                                                      Title:



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                               THE BANK OF NEW YORK, as Trustee



Dated:_________________                        By: ____________________________
                                                   Authorized Signatory

                     [FORM OF REVERSE SIDE OF INITIAL NOTE]

                                 GS ESCROW CORP.

                           6 3/4% Senior Note due 2001


1. Interest

         GS Escrow Corp., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Issuer"), promises to pay interest on the principal amount of this Note at the rate per annum shown above; provided, however, that if (a) by the 75th day following the date of consummation of both the Golden State Acquisition and the Refinancing Transactions (or if such day is not a Business Day, the first Business Day thereafter), neither the Shelf Registration Statement nor the Exchange Offer Registration Statement has been filed with the SEC, the rate per annum at which interest will accrue on the Notes will increase by 0.5% from and including such date until but excluding the earlier of (i) the date the Shelf Registration Statement or the Exchange Offer Registration Statement is filed and
(ii) the 180th day following the date of consummation of both the Golden State Acquisition and the Refinancing Transactions (or if such day is not a Business Day, the first Business Day thereafter) and (b) by the 180th day following the date of consummation of both the Golden State Acquisition and the Refinancing Transactions (or if such day is not a Business Day, the first Business Day thereafter), neither (i) the Exchange Offer is consummated nor (ii) the Shelf Registration Statement with respect to the resale of the Notes is declared effective, the rate per annum at which interest will accrue on the Notes will increase by 0.5% from and including such date until but excluding the earlier of
(i) the consummation of the Exchange Offer and (ii) the effective date of the Shelf Registration Statement. The Issuer will pay interest semiannually in arrears on February 1 and August 1 of each year, commencing February 1, 1999. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 6, 1998. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Issuer shall pay interest on overdue principal at the rate borne by the Notes plus 1% per annum, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

2. Method of Payment

         The Issuer will pay interest on the principal amount of the Notes to the Persons who are registered holders of Notes at the close of business on the January 15 or July 15 next preceding the Interest Payment Date even if the Notes are canceled after the record date and on or before the Interest Payment Date; provided, however, that interest accruing on this Note prior to the consummation of the Exchange Offer or Private Exchange will be paid to the holder of this Note or the Exchange Note, as the case may be, on the record date next preceding the Interest Payment Date following the consummation of the Exchange Offer or Private Exchange. Defaulted interest will be paid in the manner set forth in the Indenture. Holders must surrender the Notes to a Paying Agent to collect principal payments. The Issuer will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Notes represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Issuer will make all payments in respect of a certificated Note (including principal, premium and interest), by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Notes will be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Notes, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3. Paying Agent and Registrar

         Initially, The Bank of New York (the "Trustee") will act as Paying Agent and Registrar. The Issuer may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Issuer or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4. Indenture

         This Note is one of the duly authorized issues of senior debentures, notes, bonds or other evidences of indebtedness of the Issuer, of the series herein specified, all issued or to be issued under and pursuant to the Indenture dated as of August 6, 1998 between the Issuer and the Trustee (the "Indenture"), to which reference is hereby made for a statement of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee and any agent of the Trustee, any Paying Agent, the Issuer and the Holders of the Notes and the terms upon which the Notes are issued and are to be authenticated and delivered. The terms of the Notes include those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture (the "TIA") and Securityholders are referred to the TIA for a statement of those terms. Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture.

         This Note is one of a series designated pursuant to the Second Supplemental Indenture dated as of August 6, 1998 as the 6 3/4% Senior Notes Due 2001 (the "Notes"), limited in aggregate principal amount to $350,000,000, subject to Section 2.10 of the Indenture. The Notes include the Initial Notes and any Exchange Notes issued in exchange for Initial Notes. The Initial Notes and the Exchange Notes are treated as a single series of Securities under the Indenture. The Indenture imposes certain limitations on the ability of the Issuer, Holdings or Holdings' Subsidiaries to, among other things, (i) incur Debt, (ii) make certain Restricted Payments, (iii) enter into consensual restrictions upon the payment of certain dividends and distributions by such Subsidiaries, (iv) issue or sell shares of capital stock of the Bank, (v) enter into or permit certain transactions with Affiliates and (vi) create or incur Liens on assets of Holdings. Certain of these limitations may not be applicable if the Notes are rated Investment Grade. The Indenture also imposes certain limitations on the ability of Holdings or the Bank to consolidate or merge with or into any other Person or convey or transfer all or substantially all of its assets.

5. Redemption

         (a) On any Business Day, the Issuer may redeem the Notes in whole, or from time to time in part, at an aggregate redemption price equal to the sum of:
(i) the principal amount of the Notes to be redeemed, plus (ii) accrued and unpaid interest (if any) to the date of redemption (subject to the right of the holders of record on the relevant record date to receive interest due on the relevant interest payment date), plus (iii) the Applicable Premium.

         "Applicable Premium" means, with respect to a Note at any time of determination, the excess, if any, of (A) the present value at such time of determination of the remaining required interest and principal payments in respect of the portion of such Note to be redeemed, computed using a discount rate equal to the Treasury Rate plus 40 basis points, over (B) the then outstanding principal amount of the portion of such Note to be redeemed.

         "Treasury Rate" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) which has become publicly available at least two Business Days prior to the date fixed for repayment or, in the case of defeasance, prior to the date of deposit (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the then remaining Average Life to Stated Maturity of the Notes; provided, however, that, if the Average Life to Stated Maturity of the Notes is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that, if the Average Life to Stated Maturity of the Notes is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

         (b) Notwithstanding the foregoing, in the event that (i) the Golden State Acquisition, the Refinancing Transactions and the Escrow Corp. Merger are not consummated on or prior to January 15, 1999 or (ii) the Merger Agreement or the related Plan of Merger are terminated or the Golden State Acquisition is abandoned prior to such date, then the Issuer will redeem all of the Notes on the Mandatory Redemption Date at a redemption price in cash equal to 100% of the aggregate principal amount thereof plus accrued and unpaid interest thereon, if any, to the Mandatory Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).

         "Mandatory Redemption Date" means the earlier of (a) February 1, 1999, in the event that the Escrow Corp. Merger, the Golden State Acquisition and the Refinancing Transactions are not consummated on or prior to January 15, 1999, and (b) the 15th day (or if such day is not a Business Day, the next following Business Day) following the termination of either or both of the Merger Agreement or the Plan of Merger or the abandonment of the Golden State Acquisition in the event of such termination or abandonment.

         "Plan of Merger" means the Agreement and Plan of Merger dated as of February 4, 1998 among Parent Holdings, Holdings, First Gibraltar Holdings, Inc., Hunters Glen/Ford Ltd., Golden State and Golden State Financial Corporation, as amended from time to time.

6. Sinking Fund

         The Notes of this series are not subject to any sinking fund.

7. Notice of Redemption

         Notice of optional redemption pursuant to paragraph 5(a) will be mailed least 30 days but not more than 60 days before any redemption date, and notice of mandatory redemption pursuant to paragraph 5(b) will be mailed promptly after the occurrence of the event triggering such redemption, but in no event less than 10 days prior to the Mandatory Redemption Date, in each case to each Holder of Notes to be redeemed at his or her address appearing in the Security Register. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of all Notes (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent (or if the Issuer or a Subsidiary of the Issuer acts as the Paying Agent, it segregates the money held by it as Paying Agent and holds it as a separate trust fund) on or before the redemption date and certain other conditions are satisfied, then on and after such date interest ceases to accrue on such Notes (or such portions thereof) called for redemption.

8. Repurchase of Securities at the Option of Holders upon Change of Control

         Upon the occurrence of a Change of Control, each Holder of Notes will have the right, subject to certain conditions specified in the Indenture, to cause the Issuer to repurchase all or any part of the Notes of such Holder at a purchase price equal to 101% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date) as provided in, and subject to the terms of, the Indenture; provided, however, that notwithstanding the occurrence of a Change in Control, the Issuer shall not be obligated to purchase the Notes in the event that it has exercised its right to redeem all the Notes pursuant to the provisions under paragraph 5(a) above.

9. Denominations; Transfer; Exchange

         The Notes are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorse ments or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Issuer shall not be required (i) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of the Notes selected for redemption and ending at the close of business on the date of such mailing, or (ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part.

10. Persons Deemed Owners

         The registered Holder of this Note may be treated as the owner of it for all purposes.

11. Unclaimed Money

         If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Issuer at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Issuer and not to the Trustee for payment.

12. Discharge and Defeasance

         Subject to certain conditions, the Issuer at any time may terminate some of or all its obligations under the Notes and the Indenture in respect of the Notes if the Issuer deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Notes to redemption or maturity, as the case may be.

13. Amendment; Supplement; Waiver

         Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities of any series may be amended or one or more supplemental indentures may be entered into with the written consent of the Holders of at least a majority in principal amount outstanding of the Securities of each series affected by such amendment or supplemental indenture and (ii) any default or noncompliance with any provision in any series may be waived with the written consent of the Holders of a majority in principal amount outstanding of the Securities of such series. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder of the Notes or any other series of Securities, the Issuer and the Trustee may enter into one or more amendments or indentures supplemental to the Indenture for, among others, one or more of the following purposes: (i) to cure any ambiguity, omission, defect or inconsistency; (ii) to comply with Article 5 or Section 4.10 of the Indenture;
(iii) to provide for uncertificated Securities in addition to or in place of certificated Securities; (iv) to add Guarantees with respect to the Securities of any series, or to remove such Guarantees, when permitted by the terms of the Indenture or to secure (or provide additional security for) the Securities of any series; (v) to establish any form of Security and provide for the issuance of Securities in series and to set forth the terms thereof, and/or to add to the rights of the holders of the Securities of any series; (vi) to add additional covenants or to surrender rights or powers conferred on the Issuer; (vii) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee under the Indenture with respect to one or more series of Securities and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee; (viii) to add any additional Events of Default in respect of Securities of any series; (ix) to provide for the issuance of Securities in coupon as well as fully registered form; (x) to comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA or to otherwise comply with the TIA; or (xi) to make any change that does not adversely affect the rights of any Holder of the Securities of any series. A consent to any amendment or waiver of any provision in the Indenture or in the Securities of any series by any Holder given in connection with a tender of such Holder's Securities shall not be rendered invalid by such tender.

14. Defaults and Remedies

         If an Event of Default with respect to the Notes occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes, subject to certain limitations, may declare all the Notes to be immediately due and payable. Certain events of bankruptcy or insolvency are Events of Default and shall result in the Notes being immediately due and payable upon the occurrence of such Events of Default without any further act of the Trustee or any Holder.

         Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Notes may direct the Trustee in its exercise of any trust or power under the Indenture in respect of the Notes. The Holders of a majority in principal amount of the Notes, by written notice to the Trustee, may rescind any declaration of acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default with respect to the Notes have been cured or waived except nonpayment of principal or interest that has become due solely because of such acceleration.

15. Trustee Dealings with the Issuer

         Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee.

16. No Recourse Against Others

         A director, officer, employee or stockholder, as such, of the Issuer shall not have any liability for any obligations of the Issuer under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

17. Authentication

         This Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Note.

18. Abbreviations

         Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

19. Governing Law

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

20. CUSIP Numbers

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         The Issuer will furnish to any Holder of Notes upon written request and without charge to the Holder a copy of the Indenture.

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to


         (Print or type assignee's name, address and zip code)

         (Insert assignee's soc. sec. or tax I.D. No.)


and irrevocably appoint ________________________ agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

_______________________________________________________________________________


Date: ________________ Your Signature: ________________________________________


_______________________________________________________________________________
Sign exactly as your name appears on the other side of this Note.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933 after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

    (1)      / /      to the Issuer; or

    (2)      / /      pursuant to an effective registration statement under the
                      Securities Act of 1933; or

    (3)      / /      inside the United States to a "qualified
                      institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

    (4)      / /      outside the United States in an offshore
                      transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

    (5)      / /      to an institutional "accredited investor" (as
                      defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee or the Issuer); or

    (6)      / /      pursuant to another available exemption from
                      registration provided by Rule 144 under the Securities Act of 1933.

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4), (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.



                                                --------------------------------
                                                Your Signature

Signature Guarantee:

Date: _____________________                     ________________________________
Signature must be guaranteed                    Signature of Signature Guarantee
by a participant in a recognized
signature guaranty medallion
program or other signature
guarantor acceptable to the
Trustee

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated: __________________                         ______________________________
                                                  NOTICE: To be executed by an
                                                            executive officer

                      [TO BE ATTACHED TO GLOBAL SECURITIES]

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

         The initial principal amount of this Global Security is $         . The
following increases or decreases in this Global Security have been made:


Date of     Amount of decrease in     Amount of increase in     Principal amount of this     Signature of authorized
Exchange    Principal Amount of this  Principal Amount of this  Global Security following    signatory of Trustee or
            Global Security           Global Security           such decrease or increase    Securities Custodian








                       OPTION OF HOLDER TO ELECT PURCHASE

         If you want to elect to have this Note purchased by the Issuer pursuant to Section 4.06 of the Indenture, check the box:

                                       / /

         If you want to elect to have only part of this Note purchased by the Issuer pursuant to Section 4.06 of the Indenture, state the amount:

$


Date: __________________               Your Signature: _________________________
                                       (Sign exactly as your name appears on the other side of the Note)


Signature Guarantee: ___________________________________________________________
                            Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee

                                                             EXHIBIT B TO SECOND
                                                          SUPPLEMENTAL INDENTURE



                         [FORM OF FACE OF EXCHANGE NOTE]

No.                                                                           $

                 [GS ESCROW CORP.] [GOLDEN STATE HOLDINGS INC.]

                           6 3/4% Senior Note due 2001

                                                                CUSIP No. ______

         [GS Escrow Corp.] [Golden State Holdings Inc.],(1) a Delaware corporation, promises to pay to _______________, or registered assigns, the principal sum of ________ Dollars on August 1, 2001.

         Interest Payment Dates: February 1 and August 1, commencing February 1, 1999.

         Record Dates: January 15 and July 15.


--------
(1) Golden State Holdings Inc. if the Exchange Offer occurs after the Escrow Corp. Merger.

         Additional provisions of this Note are set forth on the other side of this Note.

         IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

                                [GS ESCROW CORP.]
                                [GOLDEN STATE HOLDINGS INC.]


                                By: ___________________________________________
                                    Name:
                                    Title:


                                By: ___________________________________________
                                    Name:
                                    Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                               THE BANK OF NEW YORK, as Trustee


Dated:__________________                    By: ________________________________
                                                Authorized Signatory



* If the Security is to be issued in global form, add the Global Securities Legend from Exhibit A to the Applicable Supplemental Indenture and the attachment from such Exhibit A captioned "TO BE ATTACHED TO GLOBAL SECURITIES SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY."

** If the Security is a Private Exchange Note issued in a Private Exchange to an Initial Purchaser holding an unsold portion of its initial allotment, add the Restricted Securities Legend from Exhibit A and replace the Assignment Form included in this Exhibit B with the Assignment Form included in such Exhibit A.

                     [FORM OF REVERSE SIDE OF EXCHANGE NOTE]

                 [GS ESCROW CORP.] [GOLDEN STATE HOLDINGS INC.]

                           6 3/4% Senior Note due 2001


1. Interest.

         [GS Escrow Corp.] [Golden State Holdings Inc.], a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Issuer"), promises to pay interest on the principal amount of this Note at the rate per annum shown above (without duplication of the interest that accrued on the Initial Note in exchange for which this Note was issued). The Issuer will pay interest semiannually in arrears on February 1 and August 1 of each year, commencing February 1, 1999; provided, however, that interest accruing on the Initial Note prior to the consummation of the Exchange Offer or Private Exchange will be paid to the holder of the Initial Note or the Exchange Note, as the case may be, on the record date next preceding the Interest Payment Date following the consummation of the Exchange Offer or Private Exchange. Interest on this Note will accrue from the most recent date to which interest has been paid on the Initial Notes or, if no interest has been paid on the Initial Notes, on the Exchange Notes from August 6, 1998. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Issuer shall pay interest on overdue principal at the rate borne by the Notes plus 1% per annum, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

2. Method of Payment

         The Issuer will pay interest on the principal amount of the Notes to the Persons who are registered holders of Notes at the close of business on the January 15 or July 15 next preceding the Interest Payment Date even if the Notes are canceled after the record date and on or before the Interest Payment Date. The Issuer will pay interest referred to in paragraph 1 of the Initial Notes (except defaulted interest) on the Initial Notes in exchange for which the Exchange Notes were issued to the Persons who, at the close of business on the January 15 or the July 15 next preceding the applicable interest payment date, are registered holders of such Initial Notes, if such record date occurs prior to such exchange, or registered holders of the Exchange Notes, if such record date occurs on or after the date of such exchange, even if such Initial Notes or Exchange Notes are canceled after the record date and on or before such interest payment date. Defaulted interest will be paid in the manner set forth in the Indenture. Holders must surrender the Notes to a Paying Agent to collect principal payments. The Issuer will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Notes represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Issuer will make all payments in respect of a certificated Note (including principal, premium and interest), by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Notes will be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Notes, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3. Paying Agent and Registrar

         Initially, The Bank of New York (the "Trustee") will act as Paying Agent and Registrar. The Issuer may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Issuer or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4. Indenture

         This Note is one of the duly authorized issues of senior debentures, notes, bonds or other evidences of indebtedness of the Issuer, of the series herein specified, all issued or to be issued under and pursuant to the Indenture, dated as of August 6, 1998 between the Issuer and the Trustee (the "Indenture"), to which reference is hereby made for a statement of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee and any agent of the Trustee, any Paying Agent, the Issuer and the Holders of the Notes and the terms upon which the Notes are issued and are to be authenticated and delivered. The terms of the Notes also include those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture (the "TIA") and Securityholders are referred to the TIA for a statement of those terms. Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture.

         This Note is one of a series designated pursuant to the Second Supplemental Indenture dated as of August 6, 1998 as the 6 3/4% Senior Notes Due 2001 (the "Notes"), limited in aggregate principal amount to $350,000,000, subject to Section 2.10 of the Indenture. The Notes include the Initial Notes and any Exchange Notes issued in exchange for Initial Notes. The Initial Notes and the Exchange Notes are treated as a single series of Securities under the Indenture. The Indenture imposes certain limitations on the ability of the Issuer, Holdings or Holdings' Subsidiaries to, among other things, (i) incur Debt, (ii) make certain Restricted Payments, (iii) enter into consensual restrictions upon the payment of certain dividends and distributions by such Subsidiaries, (iv) issue or sell shares of capital stock of the Bank (v) enter into or permit certain transactions with Affiliates and
(vi) create or incur Liens on assets of Holdings. Certain of these limitations may not be applicable if the Notes are rated Investment Grade. The Indenture also imposes certain limitations on the ability of Holdings or the Bank to consolidate or merge with or into any other Person or convey or transfer all or substantially all of its assets.

5. Redemption

         (a) On any Business Day, the Issuer may redeem the Notes in whole, or from time to time in part, at an aggregate redemption price equal to the sum of:
(i) the principal amount of the Notes to be redeemed, plus (ii) accrued and unpaid interest (if any) to the date of redemption (subject to the right of the holders of record on the relevant record date to receive interest due on the relevant interest payment date), plus (iii) the Applicable Premium.

         "Applicable Premium" means, with respect to a Note at any time of determination, the excess, if any, of (A) the present value at such time of determination of the remaining required interest and principal payments in respect of the portion of such Note to be redeemed, computed using a discount rate equal to the Treasury Rate plus 40 basis points, over (B) the then outstanding principal amount of the portion of such Note to be redeemed.

         "Treasury Rate" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) which has become publicly available at least two Business Days prior to the date fixed for repayment or, in the case of defeasance, prior to the date of deposit (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the then remaining Average Life to Stated Maturity of the Notes; provided, however, that, if the Average Life to Stated Maturity of the Notes is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that, if the Average Life to Stated Maturity of the Notes is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

         (b) Notwithstanding the foregoing, in the event that (i) the Golden State Acquisition, the Refinancing Transactions and the Escrow Corp. Merger are not consummated on or prior to January 15 , 1999 or (ii) the Merger Agreement or the related Plan of Merger are terminated or the Golden State Acquisition is abandoned prior to such date, then the Issuer will redeem all of the Notes on the Mandatory Redemption Date at a redemption price in cash equal to 100% of the aggregate principal amount thereof plus accrued and unpaid interest thereon, if any, to the Mandatory Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).

         "Mandatory Redemption Date" means the earlier of (a) February 1, 1999, in the event that the Escrow Corp. Merger, the Golden State Acquisition and the Refinancing Transactions are not consummated on or prior to January 15, 1999, and (b) the 15th day (or if such day is not a Business Day, the next following Business Day) following the termination of either or both of the Merger Agreement or the Plan of Merger or the abandonment of the Golden State Acquisition in the event of such termination or abandonment.

         "Plan of Merger" means the Agreement and Plan of Merger dated as of February 4, 1998 among Parent Holdings, Holdings, First Gibraltar Holdings, Inc., Hunters Glen/Ford Ltd., Golden State and Golden State Financial Corporation, as amended from time to time.

6. Sinking Fund

         The Notes of this series are not subject to any sinking fund.

7. Notice of Redemption

         Notice of optional redemption pursuant to paragraph 5(a) will be mailed at least 30 days but not more than 60 days before any redemption date, and notice of mandatory redemption pursuant to paragraph 5(b) will be mailed promptly after the occurrence of the event triggering such redemption, but in no event less than 10 days prior to the Mandatory Redemption Date, in each case to each Holder of Notes to be redeemed at his or her address appearing in the Security Register. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of all Notes (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent (or if the Issuer or a Subsidiary of the Issuer acts as the Paying Agent, it segregates the money held by it as Paying Agent and holds it as a separate trust fund) on or before the redemption date and certain other conditions are satisfied, then on and after such date interest ceases to accrue on such Notes (or such portions thereof) called for redemption.

8. Repurchase of Securities at the Option of Holders upon Change of Control

         Upon the occurrence of a Change of Control, each Holder of Notes will have the right, subject to certain conditions specified in the Indenture, to cause the Issuer to repurchase all or any part of the Notes of such Holder at a purchase price equal to 101% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date) as provided in, and subject to the terms of, the Indenture; provided, however, that notwithstanding the occurrence of a Change in Control, the Issuer shall not be obligated to purchase the Notes in the event that it has exercised its right to redeem all the Notes pursuant to the provisions under paragraph 5(a) above.

9. Denominations; Transfer; Exchange

         The Notes are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorse ments or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Issuer shall not be required (i) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of the Notes selected for redemption and ending at the close of business on the date of such mailing, or (ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part.

10. Persons Deemed Owners

         The registered Holder of this Note may be treated as the owner of it for all purposes.

11. Unclaimed Money

         If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Issuer at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Issuer and not to the Trustee for payment.

12. Discharge and Defeasance

         Subject to certain conditions, the Issuer at any time may terminate some of or all its obligations under the Notes and the Indenture in respect of the Notes if the Issuer deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Notes to redemption or maturity, as the case may be.

13. Amendment; Supplement; Waiver

         Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities of any series may be amended or one or more supplemental indentures may be entered into with the written consent of the Holders of at least a majority in principal amount outstanding of the Securities of each series affected by such amendment or supplemental indenture and (ii) any default or noncompliance with any provision in any series may be waived with the written consent of the Holders of a majority in principal amount outstanding of the Securities of such series. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder of the Notes or any other series of Securities, the Issuer and the Trustee may enter into one or more amendments or indentures supplemental to the Indenture for, among others, one or more of the following purposes: (i) to cure any ambiguity, omission, defect or inconsistency; (ii) to comply with Article 5 or Section 4.10 of the Indenture;
(iii) to provide for uncertificated Securities in addition to or in place of certificated Securities; (iv) to add Guarantees with respect to the Securities of any series, or to remove such Guarantees, when permitted by the terms of the Indenture or to secure (or provide additional security for) the Securities of any series; (v) to establish any form of Security and provide for the issuance of Securities in series and to set forth the terms thereof, and/or to add to the rights of the holders of the Securities of any series; (vi) to add additional covenants or to surrender rights or powers conferred on the Issuer; (vii) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee under the Indenture with respect to one or more series of Securities and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee; (viii) to add any additional Events of Default in respect of Securities of any series; (ix) to provide for the issuance of Securities in coupon as well as fully registered form; (x) to comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA or to otherwise comply with the TIA; or (xi) to make any change that does not adversely affect the rights of any Holder of the Securities of any series. A consent to any amendment or waiver of any provision in the Indenture or in the Securities of any series by any Holder given in connection with a tender of such Holder's Securities shall not be rendered invalid by such tender.

14. Defaults and Remedies

         If an Event of Default with respect to the Notes occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes, subject to certain limitations, may declare all the Notes to be immediately due and payable. Certain events of bankruptcy or insolvency are Events of Default and shall result in the Notes being immediately due and payable upon the occurrence of such Events of Default without any further act of the Trustee or any Holder.

         Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Notes may direct the Trustee in its exercise of any trust or power under the Indenture in respect of the Notes. The Holders of a majority in principal amount of the Notes, by written notice to the Trustee, may rescind any declaration of acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default with respect to the Notes have been cured or waived except nonpayment of principal or interest that has become due solely because of such acceleration.

15. Trustee Dealings with the Issuer

         Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee.

16. No Recourse Against Others

         A director, officer, employee or stockholder, as such, of the Issuer shall not have any liability for any obligations of the Issuer under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

17. Authentication

         This Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Note.

18. Abbreviations

         Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

19. Governing Law

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

20. CUSIP Numbers

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         The Issuer will furnish to any Holder of Notes upon written request and without charge to the Holder a copy of the Indenture.

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to


         (Print or type assignee's name, address and zip code)

         (Insert assignee's soc. sec. or tax I.D. No.)


and irrevocably appoint ___________________________ agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.


_______________________________________________________________________________


Date:                            Your Signature:
     ------------------------                  ---------------------------------
_______________________________________________________________________________
Sign exactly as your name appears on the other side of this Note. Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you want to elect to have this Note purchased by the Issuer pursuant to Section 4.06 of the Indenture, check the box:

                                       / /

         If you want to elect to have only part of this Note purchased by the Issuer pursuant to Section 4.06 of the Indenture, state the amount: $


Date: _________________                Your Signature: _________________________
                                       (Sign exactly as your name appears on the other side of the Note)


Signature Guarantee:____________________________________________________________
                           Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee